UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                               August 2, 2011

CHINA EDUCATION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53247	20-4854568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2835 NW Executive Center Drive, Suite 100 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(561) 981-6277

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 2, 2011, China Education International, Inc. (“we" "us" or "our") filed a Current Report on Form 8-K (the “Form 8-K”) related to a series of agreements we entered into with Hefei Meihua Vocational Training School (“Meihua School”) and its shareholders. This Amendment No. 1 to the Form 8-K is filed to provide the financial statements and other information required under Item 9.01 of the Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired

The Audited Financial Statements of Meihua School as of June 30, 2011 and unaudited pro forma income statement for the period from inception (April 1, 2011) through June 30, 2011 is filed as Exhibit 99.2 to this Amendment No. 1 of this current report and are incorporated herein by reference.

(b)           Pro-forma Financial Information

The unaudited pro forma balance sheet as of June 30, 2011 to give effect to the acquisition of Meihua School are filed as Exhibit 99.3 to this Amendment No. 1 of this current report and are incorporated herein by reference.

(d)           Exhibits

Exhibit No.	Description of Exhibit
10.1
Exclusive Cooperation Agreement dated August 2, 2011 between Hangzhou Kunjiang Education Technology Co., Ltd. and Hefei Meihua Vocational Training School (Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K filed on August 8, 2011, SEC File No. 000-53247).

10.2
Share Pledge Agreement dated August 2, 2011 between Hangzhou Kunjiang Education Technology Co., Ltd. and Hefei Huamei Education Development Co., Ltd. , Xiaoyun Chen,  Hong Liu, Shanshan Chen (Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K filed on August 8, 2011, SEC File No. 000-53247).

10.3
Power of Attorney dated August 2, 2011 between China Education Schools Co., Ltd and Hefei Huamei Education Development Co., Ltd. Xiaoyun Chen, Hong Liu, Shanshan Chen (Incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K filed on August 8, 2011, SEC File No. 000-53247).

10.4
Option Agreement dated August 2, 2011 between Crown Union Resources Limited and Hefei Huamei Education Development Co., Ltd., Xiaoyun Chen,  Hong Liu, Shanshan Chenand China Education International, as Collateral Agent (Incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K filed on August 8, 2011, SEC File No. 000-53247).

10.5
Call Option Agreement dated August 2, 2011 between Hefei Huamei Education Development Co., Ltd., Xiaoyun Chen, Hong Liu and Shanshan Chen  and China Education Schools Co., Ltd. (Incorporated by reference to Exhibit 10.5 of the Current Report on Form 8-K filed on August 8, 2011, SEC File No. 000-53247).

99.1
Press release of China Education International, Inc. dated August 8, 2011 Regarding Agreements with Hefei Meihua Vocational Training School (Incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed on August 8, 2011, SEC File No. 000-53247).

99.2*	Audited Financial Statements of Meihua School as of June 30, 2011.
99.3*	Unaudited pro forma balance sheet as of June 30, 2011.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EDUCATION INTERNATIONAL, INC.

Date: October 18, 2011	By: /s/ Joel Mason
Joel Mason, Chief Executive Officer